MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND

(RENAMED MANAGERS AMG FQ GLOBAL ESSENTIALS FUND)

(Prospectus dated March 1, 2009, as supplemented March 4, 2009)

(Statement of Additional Information dated March 1, 2009, as supplemented March 4, 2009,

March 23, 2009 and July 1, 2009)

Supplement dated September 28, 2009

to the Prospectus and Statement of Additional Information,

each dated and supplement as noted above

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Global Fund, which has been renamed Managers AMG FQ Global Essentials Fund effective as of the date of this Supplement (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement of Additional Information”), each dated and supplemented as noted above.

EFFECTIVE IMMEDIATELY, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND WILL BE OFFERED UNDER A NEW PROSPECTUS AND NEW STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MARCH 1, 2009 AS SUPPLEMENTED SEPTEMBER 15, 2009 (THE “NEW PROSPECTUS” AND “NEW STATEMENT OF ADDITIONAL INFORMATION”).

The New Prospectus and New Statement of Additional Information contain important information about management and investment related changes to the Fund that were approved by the Board of Trustees of the Fund at a meeting held on September 10-11, 2009. The New Prospectus will be delivered to shareholders who held shares of the Fund or who purchased shares of the Fund on or following September 15, 2009. All other interested persons and prospective shareholders may visit http://www.managersinvest.com/mutualfunds/prospectus.html or call Managers Investment Group LLC (“Managers”), the investment manager of the Fund, toll-free at 1-800-835-3879 to obtain a copy of the New Prospectus or New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE